EXHIBIT 10.23 X

Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

THIRTY-FIRST AMENDMENT

TO THE

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

DISH NETWORK L.L.C.

This THIRTY-FIRST AMENDMENT (this “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and DISH Network L.L.C., a Colorado limited liability company (“Customer”).  This Amendment shall be effective as of April 1, 2012 (the “Effective Date”), regardless of the date of execution.  CSG and Customer entered into a certain CSG Master Subscriber Management System (Document #2301656) effective as of January 1, 2010 (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment.  If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control.  Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement.  Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment.  Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

Customer desires to use and CSG agrees to provide CSG’s Roaming Solution (“Roaming Solution”), which consists of the following CSG software products: Intermediate, Interconnect and Interviewer.

Therefore, CSG and Customer agree to the following as of the Effective Date:

1.

Schedule A, “Services,” of the Agreement is hereby AMENDED by adding “CSG Roaming Solution” to the list of Additional Services and by adding the following description to Exhibit A-5 to the section titled “Additional Services” as follows:

CSG Roaming Solution.

CSG’s Roaming Solution is consists of the following three (3) CSG software components: Intermediate, Interconnect and Interviewer.  Intermediate is used to collect usage events from a carrier A’s network and prepare them for rating and billing.  Interconnect performs the rating and discounting functions according to the specific agreement between carriers A and B.  Interviewer is used to present the invoice, and any required reports, to carrier B.  Carrier B is then able to settle its debt with carrier A.

2.	Schedule B, CSG Products and EXHIBIT B-1, CSG Products and User I.D., CSG Products, of the Agreement is hereby AMENDED to add the products Intermediate, Interconnect and Interviewer.

3.	Schedule F, Fees, CSG SERVICES, of the Agreement is hereby amended to add a new Section XII entitled “Managed Services for CSG Roaming Solution,” as follows:

CSG SERVICES

	XII.	Managed Services for CSG Roaming Solution

Description of Item/Unit of Measure	Frequency	Fee
1. CSG Roaming Solution (Note 1)	*******	$	*********

Note 1:  The ******* fee of $****** provides up to ******* ************ *** *****.  ************ in excess of ******* will be negotiated under a separate, mutually agreeable Amendment.

4.

Customer agrees to pay the amount of $********** for its use of the Services and Products identified herein from April 1, 2012 through May 1, 2013, which amount constitutes payment in full for all of Customer’s use of the services described in this Amendment through May 1, 2013.  CSG agrees that any previously invoiced amounts for the CSG Roaming Solution from Intec Billing, Inc. shall be null and void upon payment of Customer as provided herein.  Subject to Section 5 below, CSG shall provide the Products and Services described in this Amendment on a month-to-month basis; provided that Customer has the right to terminate CSG’s provision of such Products and Services upon not less than ****** (**) ****’ prior written notice to CSG.

EXHIBIT 10.23 X

*** Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

5.

Unless otherwise mutually agreed in a subsequent amendment, the Parties agree that the Managed Services for CSG Roaming Solution shall be terminated May 1, 2013, unless Customer provides written notice (e-mail shall suffice) requesting an extension of the Service on a month-to-month basis, pursuant to the fees provided herein, for no greater than ***** (*) ********** ******.

6.

If Customer is not using the product in a certified Designated Environment or Customer has added third party applications, Customer shall be responsible for making all necessary modifications to such third party applications to ensure they function properly with any updates or upgrades to the Service. Custom software modifications are not included in this Agreement, but may be added to the Agreement and priced by mutual agreement of the parties.

IN WITNESS WHEREOF the parties hereto have caused this Amendment to be executed by their duly authorized representatives.

DISH NETWORK L.L.C.		CSG SYSTEMS, INC.
By:	/s/ Michael K. McClaskey	By:	/s/ Michael J. Henderson
Name:	Michael K. McClaskey	Name:	Michael J. Henderson
Title:	Senior Vice President and Chief Information Officer	Title:	EVP Sales & Marketing
Date:	4/5/13	Date:	4/8/13